SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)

                                September 18, 1996

                         NATIONAL WIRELESS HOLDINGS INC.
              (Exact name of registrant as specified in its charter


               Delaware                   0-23598               13-3735316

            (State or other             (Commission           (IRS Employer
            jurisdiction of             File Number)       Identification No.)
            incorporation)



               249 Royal Palm Way, Suite 301, Palm Beach, Florida 33480
                (Address of principal executive offices and zip code)

                                    (407) 832-0981
                 (Registrant's telephone number, including area code)








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     Item 1.   Changes in Control of Registrant

     Not applicable

     Item 2.   Acquisition or Disposition of Assets

     Not applicable

     Item 3.   Bankruptcy or Receivership

     Not Applicable

     Item 4.   Changes in Registrant's Certifying Account

     Not Applicable

     Item 5.   Other Events

     Not Applicable

     Item 6.   Resignations of Registrant's Directors

     Not Applicable

     Item 7.   Financial Statements, Pro Forma Financial Information and
     Exhibits

     Not Applicable

     (a)       Financial Statements of Business Acquired

     Not Applicable

     (b)       Pro Forma Financial Information

     Not Applicable

     (c)       Exhibits

     Exhibit No.

     10.37     Press Release, dated September 18, 1996.

     Item 8.   Change in Fiscal Year

     Not applicable.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NATIONAL WIRELESS HOLDINGS INC.
                                        -------------------------------------
                                             (Registrant)



     Date:     September 24, 1996       By: /s/ Terrence S. Cassidy
                                           ----------------------------------
                                             Terrence S. Cassidy, Principal
                                                Executive Officer,
                                             Principal Financial Officer and
                                             Principal Accounting Officer